UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report                                     APRIL 12, 2006
(Date of earliest event reported)                    --------------------------

                             THE RESTAURANT COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      333-131004              62-1254388
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
   of Organization)                                         Identification No.)



                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (800) 877-7375

                         (Registrant's telephone number,
                              including area code)
                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 12, 2006, The Restaurant Company issued a press release relating to its results of operations for the fiscal fourth quarter and fiscal year ended December 25, 2005, a copy of which is furnished as Exhibit 99.1 hereto.

     The information is being furnished under Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
99.1  Press Release dated April 12, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE RESTAURANT COMPANY
                                       (Registrant)
Date: April 13, 2006                   By:  /s/ Joseph F. Trungale
                                          --------------------------------------
                                            Joseph F. Trungale
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    --------------------------------------------------------------------

99.1        Press Release dated April 12, 2006.